EXHIBIT 99
NACCO Industries, Inc. — Consolidated
(in millions, except percentage data)

	Revenues

	Q1	Q2	Q3	Q4	FY
2007	803.9	830.9	875.2	1,092.7	3,602.7
2008	865.0	948.1

	Operating Profit

	Q1	Q2	Q3	Q4	FY
2007	15.0	17.2	34.0	71.2	137.4
2008	11.6	10.9

	Interest (Income) Expense

	Q1	Q2	Q3	Q4	FY
2007	5.9	6.8	8.3	7.7	28.7
2008	7.9	9.0

	Other (Income) Expense

	Q1	Q2	Q3	Q4	FY
2007	0.4	(1.2)	(0.8)	(2.0)	(3.6)
2008	0.3	(1.4)

	Income Before Taxes, Minority Interest, Extraordinary Gain (Loss) and Cumulative Effect of Accounting Changes

	Q1	Q2	Q3	Q4	FY
2007	8.7	11.6	26.5	65.5	112.3
2008	3.4	3.3

	Effective Income Tax Rate

	Q1	Q2	Q3	Q4	FY
2007	25.3%	14.7%	20.4%	21.1%	20.6%
2008	20.6%	24.2%

	Net Income

	Q1	Q2	Q3	Q4	FY
2007	6.6	9.9	21.1	51.7	89.3
2008	2.7	2.4

	Restructuring Expense (Reversal)

	Q1	Q2	Q3	Q4	FY
2007	2.4	1.0	5.0	0.2	8.6
2008	0.6	0.8

	Restructuring Accrual Balance

	Q1	Q2	Q3	Q4	FY
2007	2.7	1.8	6.1	5.4	5.4
2008	5.3	5.7

	Depreciation, depletion and amortization expense

	Q1	Q2	Q3	Q4	FY
2007	15.0	14.8	15.9	15.1	60.8
2008	15.4	15.1

	Net Working Capital (1)

	Q1	Q2	Q3	Q4	FY
2007	502.0	510.2	582.9	558.8	558.8
2008	590.5	586.4

	Capital Expenditures

	Q1	Q2	Q3	Q4	FY
2007	18.2	12.8	10.7	27.1	68.8
2008	18.0	21.5

	Net cash provided by (used for) operating activities

	Q1	Q2	Q3	Q4	FY
2007	(68.9)	41.9	(8.9)	117.5	81.6
2008	(85.2)	33.8

	Net cash provided by (used for) investing activities

	Q1	Q2	Q3	Q4	FY
2007	(17.2)	(11.8)	(5.9)	(25.0)	(59.9)
2008	(16.2)	(22.0)

NACCO Industries, Inc. — Consolidated
(in millions, except percentage data)

	Cash flow before financing activities (2)

	Q1	Q2	Q3	Q4	FY
2007	(86.1)	30.1	(14.8)	92.5	21.7
2008	(101.4)	11.8

	Net cash provided by (used for) financing activities

	Q1	Q2	Q3	Q4	FY
2007	7.1	106.1	1.4	(50.2)	64.4
2008	40.6	(46.8)

	Dividends Paid to Shareholders

	Q1	Q2	Q3	Q4	FY
2007	4.0	4.1	4.1	4.2	16.4
2008	4.1	4.3

	Total debt

	Q1	Q2	Q3	Q4	FY
2007	431.9	547.3	550.8	506.6	506.6
2008	555.3	517.3

	Equity

	Q1	Q2	Q3	Q4	FY
2007	791.4	807.9	833.2	892.1	892.1
2008	897.6	910.6

	Return on Equity (3)

	Q1	Q2	Q3	Q4	FY
2007	13.5%	13.8%	13.6%	10.8%	10.8%
2008	10.1%	9.0%

(1)	Net working capital is equal to accounts receivable, net plus inventories less accounts payable.

(2)	Cash flow before financing activities is equal to net cash provided by (used for) operating activities plus net cash provided by (used for) investing activities.

(3)	Return on equity is equal to the sum of the previous 4 quarters net income divided by average equity calculated over the last 5 quarters.

NACCO Materials Handling Group — Consolidated
(in millions, except percentage data)

	Revenues

	Q1	Q2	Q3	Q4	FY
2007	633.2	654.6	655.9	776.0	2,719.7
2008	698.9	767.5

	Gross Profit

	Q1	Q2	Q3	Q4	FY
2007	91.1	86.7	94.1	102.8	374.7
2008	92.8	85.4

	Operating Expenses

	Q1	Q2	Q3	Q4	FY
2007	80.9	78.5	83.2	74.8	317.4
2008	79.6	78.2

	Operating Profit

	Q1	Q2	Q3	Q4	FY
2007	10.2	8.2	10.9	28.0	57.3
2008	13.2	7.2

	Interest (Income) Expense

	Q1	Q2	Q3	Q4	FY
2007	4.7	4.9	5.4	5.2	20.2
2008	5.6	5.9

	Other (Income) Expense

	Q1	Q2	Q3	Q4	FY
2007	(1.2)	(1.8)	(2.0)	(2.1)	(7.1)
2008	(1.3)	(1.7)

	Income (Loss) Before Taxes, Minority Interest and Cumulative Effect of Accounting Changes

	Q1	Q2	Q3	Q4	FY
2007	6.7	5.1	7.5	24.9	44.2
2008	8.9	3.0

	Effective Income Tax Rate

	Q1	Q2	Q3	Q4	FY
2007	22.4%	11.8%	9.3%	8.8%	11.3%
2008	18.0%	10.0%

	Net Income (Loss)

	Q1	Q2	Q3	Q4	FY
2007	5.3	4.5	6.8	22.7	39.3
2008	7.3	2.6

	Restructuring Expense (Reversal)

	Q1	Q2	Q3	Q4	FY
2007	2.5	—	5.0	0.5	8.0
2008	0.6	0.8

	Restructuring Accrual Balance

	Q1	Q2	Q3	Q4	FY
2007	0.9	0.5	5.3	5.3	5.3
2008	5.3	5.7

	Depreciation and amortization expense

	Q1	Q2	Q3	Q4	FY
2007	10.2	10.3	11.1	10.1	41.7
2008	10.9	10.5

	Net Working Capital (1)

	Q1	Q2	Q3	Q4	FY
2007	354.7	362.4	415.5	398.4	398.4
2008	448.5	451.7

	Capital Expenditures

	Q1	Q2	Q3	Q4	FY
2007	8.3	8.3	6.7	17.9	41.2
2008	10.9	12.3

	Net cash provided by (used for) operating activities

	Q1	Q2	Q3	Q4	FY
2007	(38.0)	24.4	(15.9)	64.1	34.6
2008	(62.6)	16.3

NACCO Materials Handling Group — Consolidated
(in millions, except percentage data)

	Net cash provided by (used for) investing activities

	Q1	Q2	Q3	Q4	FY
2007	(7.5)	(7.6)	(2.1)	(16.7)	(33.9)
2008	(10.4)	(11.8)

	Cash flow before financing activities (2)

	Q1	Q2	Q3	Q4	FY
2007	(45.5)	16.8	(18.0)	47.4	0.7
2008	(73.0)	4.5

	Net cash provided by (used for) financing activities

	Q1	Q2	Q3	Q4	FY
2007	(6.5)	(0.8)	(3.5)	(23.3)	(34.1)
2008	43.9	(4.7)

	Dividends to NACCO

	Q1	Q2	Q3	Q4	FY
2007	—	—	—	17.3	17.3
2008	—	—

	Total debt

	Q1	Q2	Q3	Q4	FY
2007	310.1	311.9	306.7	302.0	302.0
2008	349.8	349.6

	Equity

	Q1	Q2	Q3	Q4	FY
2007	481.0	494.9	510.9	524.3	524.3
2008	538.6	553.1

	Return on Equity (3)

	Q1	Q2	Q3	Q4	FY
2007	6.2%	8.1%	7.2%	7.9%	7.9%
2008	8.1%	7.5%

(1)	Net working capital is equal to accounts receivable, net plus inventories less accounts payable.

(2)	Cash flow before financing activities is equal to net cash provided by (used for) operating activities plus net cash provided by (used for) investing activities.

(3)	Return on equity is equal to the sum of the previous 4 quarters net income divided by average equity calculated over the last 5 quarters.

NACCO Materials Handling Group — Wholesale
(in millions, except backlog, unit shipments and percentage data)

	Backlog (in thousands)

	Q1	Q2	Q3	Q4	FY
2007	30.0	30.0	30.5	30.5	30.5
2008	29.1	28.4

	Unit Shipments (in thousands)

	Q1	Q2	Q3	Q4	FY
2007	21.5	22.2	21.2	26.0	90.9
2008	22.3	23.4

	Revenues — North America

	Q1	Q2	Q3	Q4	FY
2007	371.2	382.0	380.5	418.3	1,552.0
2008	394.1	416.6

	Revenues – North America — % change yr. over yr.

	Q1	Q2	Q3	Q4	FY
2007	-10.7%	-2.7%	1.8%	9.7%	-0.7%
2008	6.2%	9.1%

	Revenues — Europe

	Q1	Q2	Q3	Q4	FY
2007	181.2	188.8	187.9	278.2	836.1
2008	222.7	256.1

	Revenues — Europe — % change yr. over yr.

	Q1	Q2	Q3	Q4	FY
2007	38.1%	25.4%	30.8%	43.7%	35.1%
2008	22.9%	35.6%

	Revenues — Asia-Pacific

	Q1	Q2	Q3	Q4	FY
2007	38.3	38.0	54.5	63.0	193.8
2008	61.1	69.7

	Revenues — Asia-Pacific — % change yr. over yr.

	Q1	Q2	Q3	Q4	FY
2007	46.7%	-0.5%	65.7%	64.1%	42.9%
2008	59.5%	83.4%

	Revenues — Consolidated

	Q1	Q2	Q3	Q4	FY
2007	590.7	608.8	622.9	759.5	2,581.9
2008	677.9	742.4

	Revenues — Consolidated — % change yr. over yr.

	Q1	Q2	Q3	Q4	FY
2007	3.1%	4.7%	13.2%	23.9%	11.4%
2008	14.8%	21.9%

	Gross Profit $

	Q1	Q2	Q3	Q4	FY
2007	81.7	80.3	82.7	94.9	339.6
2008	84.3	76.8

	Gross Profit %

	Q1	Q2	Q3	Q4	FY
2007	13.8%	13.2%	13.3%	12.5%	13.2%
2008	12.4%	10.3%

	Operating Expenses

	Q1	Q2	Q3	Q4	FY
2007	67.7	65.4	74.5	65.7	273.3
2008	70.9	69.5

	Operating Expenses as a % of revenues

	Q1	Q2	Q3	Q4	FY
2007	11.5%	10.7%	12.0%	8.7%	10.6%
2008	10.5%	9.4%

	Operating Profit $

	Q1	Q2	Q3	Q4	FY
2007	14.0	14.9	8.2	29.2	66.3
2008	13.4	7.3

	Operating Profit %

	Q1	Q2	Q3	Q4	FY
2007	2.4%	2.4%	1.3%	3.8%	2.6%
2008	2.0%	1.0%

	Interest (Income) Expense

	Q1	Q2	Q3	Q4	FY
2007	3.7	3.9	4.5	4.4	16.5
2008	5.2	5.4

	Other (Income) Expense

	Q1	Q2	Q3	Q4	FY
2007	(1.2)	(1.9)	(2.0)	(2.2)	(7.3)
2008	(1.4)	(1.7)

	Income Before Taxes, Minority Interest and Cumulative Effect of Accounting Changes

	Q1	Q2	Q3	Q4	FY
2007	11.5	12.9	5.7	27.0	57.1
2008	9.6	3.6

	Effective Income Tax Rate

	Q1	Q2	Q3	Q4	FY
2007	22.6%	19.4%	12.3%	11.9%	15.8%
2008	17.7%	8.3%

NACCO Materials Handling Group — Wholesale
(in millions, except backlog, unit shipments and percentage data)

	Net Income

	Q1	Q2	Q3	Q4	FY
2007	9.0	10.4	5.0	23.8	48.2
2008	7.9	3.2

	Restructuring Expense (Reversal)

	Q1	Q2	Q3	Q4	FY
2007	2.5	—	5.0	0.5	8.0
2008	0.6	0.8

	Restructuring Accrual Balance

	Q1	Q2	Q3	Q4	FY
2007	0.9	0.5	5.3	5.3	5.3
2008	5.3	5.7

	Depreciation and amortization expense

	Q1	Q2	Q3	Q4	FY
2007	7.7	7.7	9.3	9.2	33.9
2008	9.9	9.6

	Capital Expenditures

	Q1	Q2	Q3	Q4	FY
2007	6.1	6.7	5.8	17.3	35.9
2008	10.5	11.9

NACCO Materials Handling Group — Retail (net of eliminations)
(in millions, except percentage data)

	Revenues — Europe

	Q1	Q2	Q3	Q4	FY
2007	13.7	14.2	15.8	2.6	46.3
2008	5.5	6.9

	Revenues — Europe — % change yr. over yr.

	Q1	Q2	Q3	Q4	FY
2007	-20.8%	-16.5%	8.2%	-77.8%	-23.6%
2008	-59.9%	-51.4%

	Revenues — Asia Pacific

	Q1	Q2	Q3	Q4	FY
2007	28.8	31.6	17.2	13.9	91.5
2008	15.5	18.2

	Revenues — Asia Pacific — % change yr. over yr.

	Q1	Q2	Q3	Q4	FY
2007	0.3%	33.9%	-43.2%	-49.3%	-16.8%
2008	-46.2%	-42.4%

	Revenues — Consolidated

	Q1	Q2	Q3	Q4	FY
2007	42.5	45.8	33.0	16.5	137.8
2008	21.0	25.1

	Revenues — Consolidated — % change yr. over yr.

	Q1	Q2	Q3	Q4	FY
2007	-7.6%	12.8%	-26.5%	-57.8%	-19.2%
2008	-50.6%	-45.2%

	Operating Profit (Loss) $

	Q1	Q2	Q3	Q4	FY
2007	(3.8)	(6.7)	2.7	(1.2)	(9.0)
2008	(0.2)	(0.1)

	Operating Profit (Loss) %

	Q1	Q2	Q3	Q4	FY
2007	-8.9%	-14.6%	8.2%	-7.3%	-6.5%
2008	-1.0%	-0.4%

	Interest (Income) Expense

	Q1	Q2	Q3	Q4	FY
2007	1.0	1.0	0.9	0.8	3.7
2008	0.4	0.5

	Other (Income) Expense

	Q1	Q2	Q3	Q4	FY
2007	—	0.1	—	0.1	0.2
2008	0.1	—

	Income (Loss) Before Taxes

	Q1	Q2	Q3	Q4	FY
2007	(4.8)	(7.8)	1.8	(2.1)	(12.9)
2008	(0.7)	(0.6)

	Effective Income Tax Rate

	Q1	Q2	Q3	Q4	FY
2007	22.9%	24.4%	n.m.	47.6%	31.0%
2008	14.3%	n.m.

	Net Income (Loss)

	Q1	Q2	Q3	Q4	FY
2007	(3.7)	(5.9)	1.8	(1.1)	(8.9)
2008	(0.6)	(0.6)

Housewares — Consolidated *
(in millions, except percentage data)

	Revenues

	Q1	Q2	Q3	Q4	FY
2007	136.1	141.4	184.9	283.5	745.9
2008	133.8	147.5

	Gross Profit

	Q1	Q2	Q3	Q4	FY
2007	34.4	36.3	51.0	80.3	202.0
2008	31.4	33.3

	Operating Expenses

	Q1	Q2	Q3	Q4	FY
2007	38.6	38.6	37.7	46.4	161.3
2008	38.8	37.2

	Operating Profit

	Q1	Q2	Q3	Q4	FY
2007	(4.2)	(2.3)	13.3	33.9	40.7
2008	(7.4)	(3.9)

	Interest (Income) Expense

	Q1	Q2	Q3	Q4	FY
2007	1.1	2.6	3.4	4.8	11.9
2008	3.1	2.8

	Other (Income) Expense

	Q1	Q2	Q3	Q4	FY
2007	0.1	0.2	0.9	(0.7)	0.5
2008	0.1	0.1

	Income Before Taxes

	Q1	Q2	Q3	Q4	FY
2007	(5.4)	(5.1)	9.0	29.8	28.3
2008	(10.6)	(6.8)

	Effective Income Tax Rate

	Q1	Q2	Q3	Q4	FY
2007	38.9%	39.2%	37.8%	38.8%	38.5%
2008	40.6%	50.0%

	Net Income

	Q1	Q2	Q3	Q4	FY
2007	(3.3)	(3.1)	5.6	18.2	17.4
2008	(6.3)	(3.4)

	Depreciation and amortization expense

	Q1	Q2	Q3	Q4	FY
2007	1.6	1.4	1.5	2.1	6.6
2008	1.5	1.6

	Net Working Capital (1)

	Q1	Q2	Q3	Q4	FY
2007	121.3	122.5	144.8	136.1	136.1
2008	116.9	107.0

Housewares — Consolidated *
(in millions, except percentage data)

	Capital Expenditures

	Q1	Q2	Q3	Q4	FY
2007	1.3	1.5	1.4	3.6	7.8
2008	2.3	4.4

	Net cash provided by (used for) operating activities

	Q1	Q2	Q3	Q4	FY
2007	(19.5)	(2.0)	(8.3)	38.4	8.6
2008	(12.9)	7.5

	Net cash provided by (used for) investing activities

	Q1	Q2	Q3	Q4	FY
2007	(1.2)	(1.4)	(1.4)	(3.6)	(7.6)
2008	(2.3)	(4.4)

	Cash flow before financing activities (2)

	Q1	Q2	Q3	Q4	FY
2007	(20.7)	(3.4)	(9.7)	34.8	1.0
2008	(15.2)	3.1

	Net cash provided by (used for) financing activities

	Q1	Q2	Q3	Q4	FY
2007	17.7	3.5	9.3	(33.0)	(2.5)
2008	14.0	(0.8)

	Dividends to NACCO

	Q1	Q2	Q3	Q4	FY
2007	18.5	110.0	—	—	128.5
2008	—	—

	Total debt

	Q1	Q2	Q3	Q4	FY
2007	81.5	162.6	172.2	167.8	167.8
2008	178.1	177.3

	Equity

	Q1	Q2	Q3	Q4	FY
2007	122.1	44.7	48.7	40.3	40.3
2008	36.8	36.1

	Return on Equity (3)

	Q1	Q2	Q3	Q4	FY
2007	18.1%	16.9%	20.8%	21.6%	21.6%
2008	24.6%	34.1%
* Housewares Consolidated includes Hamilton Beach, Kitchen Collection and the related intercompany eliminations.

(1)	Net working capital is equal to accounts receivable, net plus inventories less accounts payable.

(2)	Cash flow before financing activities is equal to net cash provided by (used for) operating activities plus net cash provided by (used for) investing activities.

(3)	Return on equity is equal to the sum of the previous 4 quarters net income divided by average equity calculated over the last 5 quarters.

Hamilton Beach Brands, Inc.
(in millions, except percentage data)

	Revenues

	Q1	Q2	Q3	Q4	FY
2007	96.8	103.3	140.4	200.2	540.7
2008	95.2	108.8

	Revenues % Change Year Over Year

	Q1	Q2	Q3	Q4	FY
2007	1.4%	-9.1%	3.2%	-0.6%	-1.1%
2008	-1.7%	5.3%

	Gross Profit $

	Q1	Q2	Q3	Q4	FY
2007	17.3	19.6	30.1	43.5	110.5
2008	15.2	17.1

	Gross Profit %

	Q1	Q2	Q3	Q4	FY
2007	17.9%	19.0%	21.4%	21.7%	20.4%
2008	16.0%	15.7%

	Operating Expenses

	Q1	Q2	Q3	Q4	FY
2007	16.6	17.7	15.9	20.0	70.2
2008	17.2	15.6

	Operating Expenses as a % of revenues

	Q1	Q2	Q3	Q4	FY
2007	17.1%	17.1%	11.3%	10.0%	13.0%
2008	18.1%	14.3%

	Operating Profit $

	Q1	Q2	Q3	Q4	FY
2007	0.7	1.9	14.2	23.5	40.3
2008	(2.0)	1.5

	Operating Profit %

	Q1	Q2	Q3	Q4	FY
2007	0.7%	1.8%	10.1%	11.7%	7.5%
2008	-2.1%	1.4%

	Interest (Income) Expense

	Q1	Q2	Q3	Q4	FY
2007	0.8	2.3	3.4	3.6	10.1
2008	2.9	2.5

	Other (Income) Expense

	Q1	Q2	Q3	Q4	FY
2007	0.1	0.2	0.7	(0.6)	0.4
2008	—	0.2

	Income (Loss) Before Taxes

	Q1	Q2	Q3	Q4	FY
2007	(0.2)	(0.6)	10.1	20.5	29.8
2008	(4.9)	(1.2)

	Effective Income Tax Rate

	Q1	Q2	Q3	Q4	FY
2007	50.0%	33.3%	37.6%	38.5%	38.3%
2008	42.9%	58.3%

	Net Income (Loss)

	Q1	Q2	Q3	Q4	FY
2007	(0.1)	(0.4)	6.3	12.6	18.4
2008	(2.8)	(0.5)

	Depreciation and amortization expense

	Q1	Q2	Q3	Q4	FY
2007	1.0	0.8	1.0	1.5	4.3
2008	0.8	0.9

	Net Working Capital (1)

	Q1	Q2	Q3	Q4	FY
2007	93.6	91.8	115.0	112.0	112.0
2008	83.2	78.2

	Capital Expenditures

	Q1	Q2	Q3	Q4	FY
2007	0.7	0.8	0.8	1.6	3.9
2008	1.7	1.6

	Net cash provided by (used for) operating activities

	Q1	Q2	Q3	Q4	FY
2007	2.9	5.5	(9.6)	20.7	19.5
2008	4.8	6.5

	Net cash provided by (used for) investing activities

	Q1	Q2	Q3	Q4	FY
2007	(0.6)	(0.7)	(0.8)	(1.6)	(3.7)
2008	(1.7)	(1.6)

Hamilton Beach Brands, Inc.
(in millions, except percentage data)

	Cash flow before financing activities (2)

	Q1	Q2	Q3	Q4	FY
2007	2.3	4.8	(10.4)	19.1	15.8
2008	3.1	4.9

	Net cash provided by (used for) financing activities

	Q1	Q2	Q3	Q4	FY
2007	(4.5)	(4.9)	10.6	(19.3)	(18.1)
2008	(3.6)	(2.6)

	Dividends to NACCO

	Q1	Q2	Q3	Q4	FY
2007	18.5	110.0	—	—	128.5
2008	—	—

	Total debt

	Q1	Q2	Q3	Q4	FY
2007	56.3	164.0	174.4	155.2	155.2
2008	148.6	146.0

	Equity

	Q1	Q2	Q3	Q4	FY
2007	108.3	(1.4)	3.8	18.3	18.3
2008	17.5	19.7

	Return on Equity (3)

	Q1	Q2	Q3	Q4	FY
2007	18.8%	20.6%	28.7%	35.5%	35.5%
2008	53.6%	134.7%

(1)	Net working capital is equal to accounts receivable, net plus inventories less accounts payable.

(2)	Cash flow before financing activities is equal to net cash provided by (used for) operating activities plus net cash provided by (used for) investing activities.

(3)	Return on equity is equal to the sum of the previous 4 quarters net income divided by average equity calculated over the last 5 quarters.

The Kitchen Collection, Inc.
(in millions, except percentage data and number of stores)

	Number of stores

	Q1	Q2	Q3	Q4	FY
2007	273	271	269	272	272
2008	269	272

	Average sales per store

	Q1	Q2	Q3	Q4	FY
2007	0.1	0.1	0.2	0.3	0.8
2008	0.1	0.1

	Revenues

	Q1	Q2	Q3	Q4	FY
2007	39.7	38.9	46.6	84.8	210.0
2008	39.2	39.7

	Gross Profit $

	Q1	Q2	Q3	Q4	FY
2007	17.1	16.7	20.9	36.9	91.6
2008	16.1	16.3

	Gross Profit %

	Q1	Q2	Q3	Q4	FY
2007	43.1%	42.9%	44.8%	43.5%	43.6%
2008	41.1%	41.1%

	Operating Expenses

	Q1	Q2	Q3	Q4	FY
2007	22.0	20.9	21.8	26.4	91.1
2008	21.6	21.6

	Operating Expenses as a % of revenues

	Q1	Q2	Q3	Q4	FY
2007	55.4%	53.7%	46.8%	31.1%	43.4%
2008	55.1%	54.4%

	Operating Profit $

	Q1	Q2	Q3	Q4	FY
2007	(4.9)	(4.2)	(0.9)	10.5	0.5
2008	(5.5)	(5.3)

	Operating Profit %

	Q1	Q2	Q3	Q4	FY
2007	-12.3%	-10.8%	-1.9%	12.4%	0.2%
2008	-14.0%	-13.4%

	Interest (Income) Expense

	Q1	Q2	Q3	Q4	FY
2007	0.3	0.4	0.5	0.6	1.8
2008	0.2	0.3

	Other (Income) Expense

	Q1	Q2	Q3	Q4	FY
2007	—	—	0.1	—	0.1
2008	0.1	(0.1)

	Income Before Taxes

	Q1	Q2	Q3	Q4	FY
2007	(5.2)	(4.6)	(1.5)	9.9	(1.4)
2008	(5.8)	(5.5)

	Effective Income Tax Rate

	Q1	Q2	Q3	Q4	FY
2007	40.4%	39.1%	40.0%	40.4%	35.7%
2008	44.8%	32.7%

	Net Income

	Q1	Q2	Q3	Q4	FY
2007	(3.1)	(2.8)	(0.9)	5.9	(0.9)
2008	(3.2)	(3.7)

	Depreciation and amortization expense

	Q1	Q2	Q3	Q4	FY
2007	0.6	0.6	0.5	0.6	2.3
2008	0.7	0.7

	Net Working Capital (1)

	Q1	Q2	Q3	Q4	FY
2007	28.0	31.0	29.7	24.4	24.4
2008	34.0	29.1

	Capital Expenditures

	Q1	Q2	Q3	Q4	FY
2007	0.6	0.7	0.6	2.0	3.9
2008	0.6	2.8

The Kitchen Collection, Inc.
(in millions, except percentage data and number of stores)

	Net cash provided by (used for) operating activities

	Q1	Q2	Q3	Q4	FY
2007	(22.4)	(7.7)	1.4	17.8	(10.9)
2008	(17.7)	1.0

	Net cash provided by (used for) investing activities

	Q1	Q2	Q3	Q4	FY
2007	(0.6)	(0.7)	(0.6)	(2.0)	(3.9)
2008	(0.6)	(2.8)

	Cash flow before financing activities (2)

	Q1	Q2	Q3	Q4	FY
2007	(23.0)	(8.4)	0.8	15.8	(14.8)
2008	(18.3)	(1.8)

	Net cash provided by (used for) financing activities

	Q1	Q2	Q3	Q4	FY
2007	22.2	8.4	(0.8)	(14.2)	15.6
2008	17.6	1.8

	Total debt

	Q1	Q2	Q3	Q4	FY
2007	25.2	33.6	32.8	12.6	12.6
2008	29.5	31.3

	Equity

	Q1	Q2	Q3	Q4	FY
2007	14.0	11.2	10.3	22.2	22.2
2008	19.8	16.1

	Return on Equity (3)

	Q1	Q2	Q3	Q4	FY
2007	11.3%	-2.3%	-3.9%	-6.0%	-6.0%
2008	-6.5%	-11.9%

(1)	Net working capital is equal to accounts receivable, net plus inventories less accounts payable.

(2)	Cash flow before financing activities is equal to net cash provided by (used for) operating activities plus net cash provided by (used for) investing activities.

(3)	Return on equity is equal to the sum of the previous 4 quarters net income divided by average equity calculated over the last 5 quarters.

The North American Coal Corporation
(in millions, except percentage data)

	Lignite tons delivered — Project mines

	Q1	Q2	Q3	Q4	FY
2007	6.7	6.2	7.0	7.0	26.9
2008	5.9	6.5

	Lignite tons delivered — Non-project mines

	Q1	Q2	Q3	Q4	FY
2007	1.6	1.6	1.9	1.7	6.8
2008	1.6	1.6

	Limerock yards delivered

	Q1	Q2	Q3	Q4	FY
2007	10.7	9.7	8.6	8.6	37.6
2008	6.8	6.3

	Revenues

	Q1	Q2	Q3	Q4	FY
2007	34.6	34.9	34.4	33.2	137.1
2008	32.3	33.1

	Gross Profit $

	Q1	Q2	Q3	Q4	FY
2007	5.5	6.4	5.7	5.6	23.2
2008	3.1	3.4

	Gross Profit %

	Q1	Q2	Q3	Q4	FY
2007	15.9%	18.3%	16.6%	16.9%	16.9%
2008	9.6%	10.3%

	Earnings of unconsolidated project mining subsidiaries

	Q1	Q2	Q3	Q4	FY
2007	9.3	8.6	9.8	10.0	37.7
2008	8.6	9.3

	Operating Expenses

	Q1	Q2	Q3	Q4	FY
2007	5.3	2.0	4.9	5.5	17.7
2008	5.2	4.8

	Operating Expenses as a % of the sum of Gross Profit plus Earnings of unconsolidated project mining subsidiaries

	Q1	Q2	Q3	Q4	FY
2007	35.8%	13.3%	31.6%	35.3%	29.1%
2008	44.4%	37.8%

	Operating Profit $

	Q1	Q2	Q3	Q4	FY
2007	9.5	13.0	10.6	10.1	43.2
2008	6.5	7.9

	Operating Profit as a % of the sum of Gross Profit plus Earnings of unconsolidated project mining subsidiaries

	Q1	Q2	Q3	Q4	FY
2007	64.2%	86.7%	68.4%	64.7%	70.9%
2008	55.6%	62.2%

	Interest (Income) Expense

	Q1	Q2	Q3	Q4	FY
2007	1.6	1.2	1.8	1.6	6.2
2008	1.6	1.3

	Other (Income) Expense

	Q1	Q2	Q3	Q4	FY
2007	—	—	—	0.1	0.1
2008	0.9	(0.3)

	Income Before Taxes and Cumulative Effect of Accounting Changes

	Q1	Q2	Q3	Q4	FY
2007	7.9	11.8	8.8	8.4	36.9
2008	4.0	6.9

	Effective Income Tax Rate

	Q1	Q2	Q3	Q4	FY
2007	13.9%	16.9%	11.4%	21.4%	16.0%
2008	5.0%	7.2%

	Net Income

	Q1	Q2	Q3	Q4	FY
2007	6.8	9.8	7.8	6.6	31.0
2008	3.8	6.4

The North American Coal Corporation
(in millions, except percentage data)

	Depreciation, depletion and amortization expense

	Q1	Q2	Q3	Q4	FY
2007	3.2	3.0	3.3	2.9	12.4
2008	3.0	2.9

	Capital Expenditures

	Q1	Q2	Q3	Q4	FY
2007	8.5	2.9	2.6	5.5	19.5
2008	4.8	4.8

	Net cash provided by (used for) operating activities

	Q1	Q2	Q3	Q4	FY
2007	11.6	8.8	17.8	6.7	44.9
2008	3.2	6.1

	Net cash provided by (used for) investing activities

	Q1	Q2	Q3	Q4	FY
2007	(8.4)	(2.8)	(2.3)	(4.7)	(18.2)
2008	(3.5)	(5.8)

	Cash flow before financing activities (1)

	Q1	Q2	Q3	Q4	FY
2007	3.2	6.0	15.5	2.0	26.7
2008	(0.3)	0.3

	Net cash provided by (used for) financing activities

	Q1	Q2	Q3	Q4	FY
2007	(5.7)	(2.0)	(20.9)	(1.0)	(29.6)
2008	(0.4)	(0.2)

	Dividends to NACCO

	Q1	Q2	Q3	Q4	FY
2007	21.9	5.5	5.0	5.0	37.4
2008	—	0.6

	Total debt

	Q1	Q2	Q3	Q4	FY
2007	117.4	121.0	105.0	109.3	109.3
2008	109.0	109.4

	Equity

	Q1	Q2	Q3	Q4	FY
2007	61.0	66.0	68.5	76.0	76.0
2008	80.2	85.9

	Return on Equity (2)

	Q1	Q2	Q3	Q4	FY
2007	70.7%	69.0%	70.7%	46.8%	46.8%
2008	39.8%	32.7%

(1)	Cash flow before financing activities is equal to net cash provided by (used for) operating activities plus net cash provided by (used for) investing activities.

(2)	Return on equity is equal to the sum of the previous 4 quarters net income divided by average equity calculated over the last 5 quarters.

NACCO and Other
(in millions, except percentage data)

	Operating Profit (Loss)

	Q1	Q2	Q3	Q4	FY
2007	(0.5)	(1.7)	(0.8)	(0.8)	(3.8)
2008	(0.7)	(0.3)

	Interest (Income) Expense

	Q1	Q2	Q3	Q4	FY
2007	(1.5)	(1.9)	(2.3)	(3.9)	(9.6)
2008	(2.4)	(1.0)

	Other (Income) Expense

	Q1	Q2	Q3	Q4	FY
2007	1.5	0.4	0.3	0.7	2.9
2008	0.6	0.5

	Income (Loss) Before Taxes, Extraordinary Gain (Loss) and Cumulative Effect of Accounting Changes

	Q1	Q2	Q3	Q4	FY
2007	(0.5)	(0.2)	1.2	2.4	2.9
2008	1.1	0.2

	Net Income (Loss)

	Q1	Q2	Q3	Q4	FY
2007	(2.2)	(1.3)	0.9	4.2	1.6
2008	(2.1)	(3.2)